File Nos.          33-10888
                                                                       811-04938

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
Pre-Effective Amendment No.                                                  /_/
                            ------
Post-Effective Amendment No.   25                                            /X/
                             ------

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Post-Effective Amendment No.   25                                            /X/
                             ------


                        (Check appropriate box or boxes.)

                              THE EHRENKRANTZ TRUST
               (Exact Name of Registrant as Specified in Charter)

             135 Crossways Park Drive, Suite 101, Woodbury, NY 11797

                (Name and Address of Principal Executive Office)


                                 (800) 813-1117

              (Registrant's Telephone Number, including area code)

                                Thomas Giugliano
             135 Crossways Park Drive, Suite 101, Woodbury, NY 11797
                     (Name and Address of Agent for Service)

                                   Copies to:

                            Kathleen K. Clarke, Esq.
                               Seward & Kissel LLP
                    1200 G Street, NW, Washington, D.C. 20005

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

     /X/ immediately upon filing pursuant to paragraph (b) /_/ on (date) pursuant to paragraph (b)
     /_/ 60 days after filing pursuant to paragraph (a)(1) /_/ on (date) pursuant to paragraph (a)(1)
     /_/ 75 days after filing pursuant to paragraph (a)(2) /_/ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     /_/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Notice required by Rule 24f-2 was filed with the Commission on April 4, 2007.


Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                              THE EHRENKRANTZ TRUST



                             EHRENKRANTZ GROWTH FUND



                                   PROSPECTUS

                                 April 30, 2007





This Prospectus contains important information about the Ehrenkrantz Growth Fund that you should know before investing. Please read it carefully and retain it for future reference.


The Ehrenkrantz Growth Fund is a no-load mutual fund seeking long-term capital appreciation.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          Investment Products Offered:

                   ------------------------------------------
                             o Are Not FDIC Insured

                             o May Lose Value

                             o Are Not Bank Guaranteed
                   ------------------------------------------

                                TABLE OF CONTENTS

                                                                     Page
                                                                     ----

Investment Goals and Strategies                                      [___]
Principal Risks                                                      [___]
Performance                                                          [___]
Fees and Expenses                                                    [___]
Additional Information About the Fund's
  Investment Strategies and Risks                                    [___]
Purchasing and Selling Fund Shares                                   [___]
Dividends, Distributions, and Taxes                                  [___]
Fund Management                                                      [___]
Distribution of Fund Shares                                          [___]
Portfolio Holdings and Disclosure Policy                             [___]
Abusive Trading Practices                                            [___]
Financial Highlights                                                 [___]
Where to Find More Information                                       [___]

                               SUMMARY INFORMATION

This Prospectus begins with a summary of key information about the Fund. The summary describes the Fund's investment goals, strategies, principal risks, and fees. You will find additional information about the Fund and its investments following this summary.


                         Investment Goals and Strategies
                         -------------------------------


The Fund's principal investment goal is long-term capital appreciation. This is a fundamental policy and can be changed only with shareholder approval. The Fund generally follows a growth strategy in selecting securities but may select stocks based upon value-oriented criteria. The Fund will normally invest primarily in the equity securities of U.S. companies that offer favorable possibilities of capital appreciation. These securities may either be listed or unlisted on a securities exchange. In selecting securities, the Adviser considers factors such as a company's historical and potential growth in revenues and earnings, strength and quality of management, and strategic positioning in its industry. The Adviser typically favors companies that have a low price-to-earnings ratio, low enterprise value to normal cash flow, and strong capital reinvestment disciplines.



The Fund may invest up to 40% of its assets in smaller capitalization companies, as well as in new and emerging industries where growth is expected to be above average. For the Fund, smaller capitalization companies are generally those with capitalization of less than $100 million.


The Adviser will generally sell a security when it no longer meets the Fund's investment criteria.

                                 Principal Risks
                                 ---------------

You may lose money on your investment in the Fund, just as you could with other investments.


The value of your investment in the Fund is based on the market prices of the securities the Fund holds in its portfolio. Since it purchases equity securities, the Fund is subject to market risk, which is the risk that stock prices will fall over short or extended periods of time. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.


The Fund is also subject to capitalization risk because smaller capitalization companies, including new and emerging companies the Fund may invest in, are more vulnerable to adverse business or economic events than larger, more established companies. These companies typically have relatively lower revenues, limited product lines, and a lack of management depth, and may have a smaller share of the market for their products or services than larger capitalization companies.


The Fund also may select a security based upon value-oriented criteria. The principal risk of value investing is that the security may remain undervalued.


See the section headed "Additional Information About the Fund's Investment Strategies and Risks" below for further discussion about the Fund's risks.

                                   Performance

The bar chart and table below can help in evaluating the potential risks of investing in the Fund. The bar chart shows changes in the yearly performance of the Fund over the last ten years. The table shows how the average annual returns for the past one-year, three-year, five-year, and ten-year periods of the Fund, before and after taxes, compare to those of a broad-based securities index for the same periods. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Keep in mind that the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


[FOR EDGAR VERSION IN PLACE OF BAR CHART --

     1997   1998   1999   2000    2001     2002    2003     2004    2005    2006
     ----   ----   ----   ----    ----     ----    ----     ----    ----    ----
Fund 8.27%  4.69% 23.37%  1.92% -12.56%  -26.15%  52.78% -14.55%  -7.71%  20.17%


 -- END PLOT POINTS]  [BAR CHART]

The best quarterly  return of the Fund was the quarter ending December 31, 2003:
+5.49%, and the worst quarterly return of the Fund was the quarter ending September 30, 2002: -0.30%.


                                               Average Annual Total Returns

                                                  As of December 31, 2006
                                          1 Year         5 Years       10 Years

Return Before Taxes                       20.20%         -26.20%         8.43%
Return After Taxes on Distributions*      20.20%         -26.20%         8.43%
Return After Taxes on Distributions
  and Sale of Fund Shares*                13.13%         -17.03%         5.43%

S&P 500 Index**                           15.79%           6.19%         8.42%


---------------------------
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements, such as 401(k) plans or individual retirement accounts.

** The S&P 500 Index is a widely recognized, unmanaged index of equity securities of 500 of the largest companies traded on U.S. Securities Markets as measured by market capitalization. Returns for the S&P 500 Index do not reflect the deduction of any taxes, fees, expenses, or other charges.


                                Fees and Expenses
                                -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases(as a percentage
    of offering price)                                                     None
Maximum Sales Charge (Load) imposed on Reinvested Dividends                None
Redemption Fee*                                                           2.00%
Exchange Fee                                                               None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee                                                             1.00%
Distribution and Service (12b-1) Fees                                      0.00%
Other Expenses                                                             7.70%
Total Fund Operating Expenses (before waivers)                             8.70%
Waiver and Expense Reimbursement**                                         2.00%
Total Annual Fund Operating Expenses (after waivers)                       6.70%

---------------------------
* A redemption fee of 2.00% is assessed if shares are redeemed within 180 days from the date of purchase. See "Purchasing and Selling Fund Shares - Selling Shares".

** The Adviser has entered into an expense limitation agreement with the Fund in order to limit the "Total Annual Fund Operating Expenses" of the Fund to 7.00% of the Fund's average daily net assets for the Fund's current fiscal year. The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the "Total Annual Fund Operating Expenses" of the Fund to exceed 7.00% and the repayment is made within three years after the year in which the Adviser incurred the expense.


Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

           1 Year         3 Years           5 Years         10 Years
           ------         -------           -------         --------
Fund       $  704         $2,629*            $4,205*        $7,610*

---------------------------
* Assumes that the Adviser's agreement to waive management fees or bear expenses is not continued beyond its current term.


               Additional Information About the Fund's Investments
               ---------------------------------------------------

This section of the Prospectus provides additional information about the Fund's investment practices and risks. As previously noted, the Fund will normally invest 100% of its assets in equity securities. However, the Fund also may invest in other types of securities in pursuit of the Fund's investment goal and strategies. This Prospectus does not describe all of the Fund's investment practices and additional information can be found in the Fund's Statement of Additional Information or SAI.

Equity Securities

Equity securities are the fundamental unit of ownership in a company. They represent a share of the company's earnings and assets, after it pays its liabilities. Equity securities offer greater potential for appreciation than other types of securities because their value increases directly with the value of the company's business. Equity securities include publicly and privately issued common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices.

Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the company's earnings and assets after the company pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Holders of preferred stocks have the right to receive specified dividends before the company makes payments on its common stock. Some preferred stocks also participate in dividends and other distributions paid on common stock. Preferred stocks may permit the company to redeem the stock.

Warrants give the holder the option to buy a company's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The holder may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing shareholders.


Investments in Other Investment Companies

The Fund may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules thereunder. If the Fund invests in other investment companies, shareholders will bear indirectly the expenses of such investment companies, which are in addition to the Fund's expenses. The Fund may also invest in exchange-traded funds or ETFs, subject to the restrictions and limitations of the 1940 Act.

Temporary Investments

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash and short-term securities that may not ordinarily be consistent with the Fund's investment strategies. The Fund may not achieve its investment goal when so invested. The Fund will make such investments if the Adviser believes that the risk of loss outweighs the opportunity for gains.

More About Risk

The following describe the principal risks that may affect the Fund's portfolio as a whole.

     o    Market Risk

          Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, also is affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund's net asset value to fluctuate.

     o    Smaller Capitalization Company Risk

          The Fund may invest in smaller capitalization, or small-cap, companies. These companies may be more vulnerable to adverse business or economic events than larger capitalization companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. Therefore, small-cap stocks may be more volatile than larger capitalization stocks. The stocks of smaller capitalization companies tend to have less trading volume than the stocks of larger capitalization companies. Less trading volume may make it more difficult for the Fund to sell a small-cap stock at its quoted market price. Finally, there are periods when investing in small-cap stocks falls out of favor with investors and these stocks may under perform relative to other sectors or the overall market.


     o    Risks of Value-Oriented Investment Strategies

          Value-oriented investment strategies bring specific risks to a common stock portfolio. Due to its value orientation, the Fund may have a higher than average exposure to cyclical stocks. Cyclical stocks may tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also lose value more quickly during economic downturns.


     o    Risks of a Managed Fund

          Performance of individual securities can vary widely. The investment decisions of the Advisor may cause the Fund to underperform benchmark indexes. The Fund may also underperform other mutual funds with similar investment strategies. The Advisor may be incorrect in an assessment of a particular industry or company, or the Advisor may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.


More detailed information about the Fund, its investment policies, risks and management can be found in the SAI.

                       Purchasing and Selling Fund Shares
                       ----------------------------------

For Shareholder Information

         Write to us at:

                  The Ehrenkrantz Trust
                  c/o Ameritor Financial Corporation
                  4400 MacArthur Blvd., Suite 301
                  Washington, D.C. 20007

         Telephone us toll-free at:

                  1-800-424-8570


General Information. You pay no sales charge to purchase or sell (redeem) shares of the Fund. The Fund purchases and sells shares at the net asset value ("NAV") per share next calculated after the Fund's transfer agent receives your transaction request in proper form. For instance, if the transfer agent receives your transaction request in proper form prior to 4:00 p.m. (Eastern Time), your transaction will be priced at that day's NAV. If the transfer agent receives your request after 4:00 p.m. (Eastern Time), your transaction will be priced at the next day's NAV. Purchases and redemptions of Fund shares may be made on any day on which the New York Stock Exchange ("Exchange") is open for business. The Fund will not accept orders that request a particular day, other than the current one, or price for the transaction or any other special conditions.


Redemption Fee. Shares purchased and redeemed within one hundred eighty (180) days of their purchase are subject to a redemption fee equal to 2% of the NAV next calculated after receipt of the redemption request in proper form. This redemption fee is intended to discourage short-term trading. The fee is charged on the proceeds of the redemption. The fee is paid to the Fund and included in its net assets for the benefit of the remaining shareholders. The fee is waived if an investor establishes a systematic withdrawal plan when opening an account. The Trust reserves the right to waive the redemption fee in specified circumstances. Additional information about the redemption fee is included in "Abusive Trading Practices" below.



When and How Net Asset Value Is Determined. NAV is calculated as of the close of trading on the Exchange, typically 4:00 p.m. (Eastern Time), every day the Exchange is open for business.


The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all liabilities, by the number of shares outstanding. The Fund's securities are valued each day at their market value, which usually means the last quoted sales price on a security's principal exchange. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Fund's Board of Trustees. Debt securities that are not credit impaired with remaining maturities of 60 days or less are generally valued at their amortized cost. Pursuant to the Fund's pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices are also deemed not to be readily available in circumstances when an event has occurred after the principle foreign market on which a security trades but before the time for determination of the Fund's NAV that has affected, or is likely to affect more than minimally the NAV per share of the Fund.


When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Trustees. In determining fair value, the Fund's pricing procedures establish a process and methodology to be employed in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for an asset will be materially different from the value that actually could be realized upon the sale of that asset. The Board of Trustees reviews the Adviser's fair value determinations on a regular basis.



Transactions Through Third Parties. You may purchase and redeem shares of the Fund through a broker or an agent, including banks, retirement plans and financial advisors. You may be charged a fee if you make a purchase or redemption of shares of the Fund through a broker or an agent. Such fees may vary among brokers or agents but in all cases will be retained by the broker or agent and not remitted to the Fund or the Adviser. The Fund may authorize one or more brokers, financial institutions, or other service providers (each a "Processing Intermediary"), who may designate other Processing Intermediaries, to accept purchase and redemption orders on behalf of the Fund. In such event, the Fund will be deemed to have received a purchase or redemption order when received by the Processing Intermediary and the order will be priced at the
Fund's NAV next calculated after the order is accepted by the Processing Intermediary. Consult a representative of your financial institution or retirement plan for further information.


Retirement Accounts. The Fund does not currently offer IRA or other retirement accounts.

Purchasing Shares

Customer Identification and Verification. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


What this means to you: When you open an account, we will ask your name, address, date of birth, and taxpayer identification number (for most investors, your social security number). This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form. However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

The Fund does not issue share certificates.

How to Make Payments. All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund does not accept purchases made by credit card or check.

By Check: Make checks payable to "The Ehrenkrantz Trust" and send them to the following address:

                        The Ehrenkrantz Trust
                        c/o Ameritor Financial Corp.
                        4400 MacArthur Blvd., Suite 301
                        Washington, D.C.  20007


By Wire: Direct your financial institution to wire payment to us in accordance with the following banking instructions.

                        Wachovia Bank
                        ABA#:  054001220
                        FBO:  Ehrenkrantz Fund
                        Acct. Name:  AFC Shareholders
                        Acct. #:  2000026580463
                        Notes:  [Investor Name]

Your financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts payments in the following minimum amounts:

         Minimum          Minimum
         Initial          Additional
         Investment       Investment

         $ 500            $ 100

Management of the Fund may choose to waive the investment minimum.

Account Requirements

Individual, Sole Proprietorship and Joint Accounts
--------------------------------------------------

* Individual accounts are owned by one person, as are sole proprietorship accounts.

*    Joint accounts can have two or more owners (tenants).

* Instructions must be signed by all persons required to sign (you choose who must sign) exactly as each name appears on the account.

Gifts or Transfers to a Minor (UGMA/UTMA)
-----------------------------------------

These custodial accounts provide a way to give money to a child and obtain tax benefits. You can give up to $10,000 a year per child without paying Federal gift tax.

* Depending on state laws, you can set up a custodial account under the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act.

*    The trustee must sign instructions in a manner indicating trustee capacity.

* To the extent the investment income of a child under 14 exceeds $1,400 for the tax year, it may be subject to taxation at the parent's top marginal rate.

Business Entities
-----------------

* For entities with officers, provide an original or certified copy of a resolution that identifies the authorized signers for the account.

* For entities with partners or similar parties, provide a certified partnership agreement or organizational document, or certified pages from the partnership agreement or organizational document, that identify the partners or similar parties.

Trusts
------

*    The trust must be established before an account can be opened.

* Provide a certification for the trust, or the pages from the trust document that identify the trustees.

Investment Procedures

To Open an Account
------------------

     By Check

     *    Call  or  write  us  for  an  account  application.

     *    Complete the application.

     *    Mail us your application and a check.

     By Wire

     *    Call or write us for an account application.

     *    Complete the application.

     * Call us and fax the account application and you will be assigned an account number.

     *    Mail us your application.

     *    Instruct your bank to wire your money to us.

To Add to Your Account
----------------------

     By Check:

     * Fill out an investment slip from a confirmation statement or write a letter to us.

     *    Write your account number on your check.

     *    Mail us the slip (or your letter) and a check.

     By Wire:

     *    Call to notify us of your incoming wire.

     *    Instruct your bank to wire your money to us.

Limitations on Purchases. The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. This includes requests from any individual or group who, in the Fund's view, are likely to engage in excessive trading.

Canceled or Failed Payment. The Fund accepts checks at full value subject to collection. If your payment for shares is not received or you pay with a check that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or its transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or redemption due to nonpayment.

Selling Shares

The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds for up to 15 calendar days.

To Sell Shares from Your Account

     By Mail

          Prepare a written request including:

          *    Your name(s) and signature(s);

          *    Your account number;

          *    The Fund's name;

          *    The dollar amount or number of shares you want to sell; and

          *    How and where to send your proceeds;

          Obtain other documentation (if required); and

          Mail us your request and documentation.

     By Wire

         Wire requests are only available if:

          * You did not decline wire redemption privileges on your account application;

          *    Your request is for $5,000 or more; and

          * You call us with your request (unless you have declined telephone redemption privileges (See "By Telephone") or mail us your request (See "By Mail").

     By Telephone

          Call us with your request (unless you declined telephone redemption privileges on your account application)

          Provide the following information:

          *    Your account number

          *    Exact name(s) in which account is registered

          *    Additional form of identification

          Your proceeds will be:

          *    Mailed to you; or

          * Wired to you (unless amount is under $5,000 or you have declined wire redemption privileges - See "By Wire")

Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined redemption privileges on your account application or a separate form. You may be responsible for any fraudulent telephone order as long as the Fund's transfer agent takes reasonable measures to verify the order.

Wire Redemption Privileges. You may redeem shares by wire unless you declined wire redemption privileges on your account application or a separate form. The minimum amount you may request by wire is $5,000. If you wish to make your wire request by telephone, you must also elect telephone redemption privileges.

Small Accounts. If the value of your account falls below $500, the Fund may ask you to increase your balance. If the account value is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

Redemptions in Kind. The Fund reserves the right to make redemptions "in kind" - payment of redemption proceeds in portfolio securities rather than cash - if the amount requested is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).


Anti-Money Laundering Program. Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel, or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

                       Dividends, Distributions, and Taxes
                       -----------------------------------

Dividends and Distributions

The Fund distributes substantially all of its investment income and capital gains annually.

Your dividends and capital gains distributions will be automatically reinvested in additional Fund shares, unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state, local, and foreign income taxes.

Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

At lease annually, the Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to Federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them in additional Fund shares. Income distributions may be taxable as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals, trusts, and estates of 15% (5% for individuals, trusts, and estates in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains at a maximum rate of 15%, regardless of how long you have held your shares. Each sale, exchange, or redemption of shares is generally a taxable event. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and the length of time you have held your shares.


Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

More information about taxes is in the SAI.

                                 Fund Management
                                 ---------------

Board of Trustees

The business and affairs of the Fund are managed under the supervision of its Board of Trustees. The Board approves all significant agreements between the Fund and its service providers, including agreements with the Adviser, transfer agent, and custodian.

Investment Adviser

EKN Asset  Management  Group,  Inc.  (the  "Adviser")  is the Fund's  investment adviser. As investment adviser to the Fund, the Adviser has primary responsibility for managing the Fund's investment portfolio. It also supervises the Fund's relationships with its service providers.


Under the advisory contract between the Fund and the Adviser, the Fund pays the Adviser an annual advisory fee equal to 1.00% of the Fund's average daily net assets. During the fiscal year ended December 31, 2006, the Fund paid the Adviser a fee as a percentage of net assets of 0.70% net of waivers and reimbursements.


CFM Advisors, Inc. (the "Sub Adviser") is the Fund's investment sub-adviser. As investment sub-adviser to the Adviser and the Fund, the Sub Adviser undertakes the day-to-day management of the Fund's investment portfolio and makes decisions as to which securities the Fund buys and sells.


The sub-advisory contract between the Adviser and the Sub Adviser, approved by shareholders at a meeting held on April 20, 2007, provides for an annual sub-advisory fee equal to 0.50% of the Fund's average daily net assets, or one-half of the Advisor's fee.


From August of 2005 through April 20, 2007, Thomas Giugliano, president of the Adviser, was responsible for the day-to-day management of the Fund's portfolio. Since April 20, 2007, John Hunt, director of investments of the Sub Adviser, has been responsible for the day-to-day management of the Fund's portfolio.


The Fund's SAI provides additional information about the Adviser, Sub Adviser, and the Fund's portfolio managers, including a description of their compensation, other accounts managed, and their ownership of securities in the Fund.

                           Distribution of Fund Shares
                           ---------------------------

The Fund distributes its own shares. The Adviser may pay fees to brokers and other financial institutions selling Fund shares to compensate them for services they provide to their customers.

                    Portfolio Holdings and Disclosure Policy
                    ----------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

                            Abusive Trading Practices
                            -------------------------

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on shares that are redeemed within 6 months after the date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions or (ii) the redemption is initiated by the Fund. The Fund seeks to apply these policies uniformly.

The Fund continues to reserve all rights, including the right to refuse any purchase request from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are: higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to maximize investment return; and potentially diluting the value of the Fund's shares. These risks can have an adverse affect on the Fund's performance.

The Fund relies on its service providers to help enforce its market timing policies. For example, the Fund's transfer agent must determine when a redemption occurs within 6 months of a purchase. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

                              Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. Except as otherwise indicated, this information has been audited by Liebman Goldberg & Drogin, LLP whose report, along with the Fund's financial statements, are included in the Fund's annual report to Shareholders, which is available upon request.

The Ehrenkrantz Trust Financial Highlights for a Share Outstanding Throughout the Stated Period:
                                              2006         2005       2004         2003       2002
                                              ----         ----       ----         ----       ----
Net asset value, beginning
  of year                                     $3.47       $3.76      $4.40       $2.88       $3.90

Income (loss) from Investment Operations:
    Net investment income (loss)              (0.13)*     (0.28)     (0.21)      (0.07)      (0.08)
    Net gains (losses) on
      securities (both realized
      and unrealized)                          0.83       (0.01)     (0.43)       1.59       (0.94)
                                           ----------- ---------- ----------  ----------  ----------

Total investment operations                    4.17        3.47       3.76        4.40        2.88

Less distributions:
    Dividends (from net
      investment income)                       0.00        0.00       0.00        0.00        0.00
    Distributions (from capital
      gains)                                   0.00        0.00       0.00        0.00        0.00
    Return of capital                          0.00        0.00       0.00        0.00        0.00

Total dividends and distributions              0.00        0.00       0.00        0.00        0.00
                                           ----------- ---------- ----------  ----------  ----------

Net asset value, end of year                  $4.17       $3.47      $3.76       $4.40       $2.88
                                           =========== ========== ==========  ==========  ==========

Total return                                  20.2%       (7.7)%    (14.5)%      52.8%     (26.2)%

Net assets, end of year (in
  thousands)                                   $692         $914     $1,273     $1,563      $2,153

Ratio of expenses to average
  net assets, net of waivers
  and reimbursements                          6.7%        11.2%       5.8%        3.8%        3.5%

Ratio of expenses to average
  net assets, before waivers
  and reimbursements                          8.7%        11.2%       5.8%        3.8%        3.5%

Ratio of net income (loss) to
  average net assets                       (4.0)%*      (10.1)%     (4.9)%      (2.2)%      (2.3)%

Portfolio turnover rate                      71.3%        11.6%      30.0%        0.0%       22.0%

--------------------------
*    Net of fees waived/reimbursed by the Adviser.

                         Where to Find More Information
                         ------------------------------

More information about the Fund is available in the following documents:

                         Annual and Semi-Annual Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                    Statement of Additional Information (SAI)

The SAI contains more information about the Fund and its investments and policies. The SAI and the independent registered public accounting firm's report are incorporated by reference into, and legally a part of, this Prospectus.

For a free copy of the Fund's current annual/semi-annual report or the SAI, or to request other information about the Fund or make shareholder inquiries, please contact the Fund as follows:

         By Telephone:  (800) 813-1117 (toll free)

         By Mail:       The Ehrenkrantz Trust
                        c/o Ameritor Financial Corp.
                        4400 MacArthur Blvd., Suite 301
                        Washington, D.C. 20007

You also can obtain the annual/semi-annual reports and SAI, as well as other information about the Fund, from the EDGAR Database on the SEC's website at http://www.sec.gov. You may review and copy documents at the SEC's Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.



Investment Company Act registration number:  811-4938



SK 25780 0001 766466

                              THE EHRENKRANTZ TRUST


                             EHRENKRANTZ GROWTH FUND


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2007

--------------------------------------------------------------------------------


     This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with The Ehrenkrantz Trust's (the "Fund") prospectus dated April 30, 2007 including any supplements thereto. The Fund's annual report (including financial statements for the fiscal year ended December 31, 2006) is incorporated by reference. To obtain additional copies of the prospectus or the annual report, please call toll-free at (888) 424-8570.


     The Fund's audited financial statements and the notes thereto and the report of the Independent Public Accountants dated March 14, 2006 for the fiscal year ended December 31, 2006, relating to the financial statements and financial highlights of the Fund are incorporated by reference herein.

                                TABLE OF CONTENTS

                                                                         Page

General Information.........................................................
The Fund's Investments and Strategies.......................................
Portfolio Transactions and Brokerage........................................
Purchasing and Selling Fund Shares..........................................
Taxation....................................................................
Fund Management.............................................................
Portfolio Holdings Disclosure Policy........................................
Proxy Voting Policies.......................................................
Calculation of Performance Data.............................................
Additional Information......................................................
Appendix A..................................................................

                               GENERAL INFORMATION


     The Ehrenkrantz Growth Fund (the "Fund") is the sole series of The Ehrenkrantz Trust, an open-end, diversified management investment company. The Fund was organized as a Business Trust under the laws of the State of Massachusetts on December 9, 1986.


     Important information concerning the Fund is included in the prospectus, which may be obtained without charge from the Fund. Some of the information required to be in this Statement of Additional Information ("SAI") is also included in the prospectus.



                      THE FUND'S INVESTMENTS AND STRATEGIES

     The following information supplements, and should be read in conjunction with, the discussion in the prospectus of the Fund's investments and strategies.


Foreign Investments
-------------------

     The Fund may invest in foreign securities denominated in foreign currencies. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

    Foreign markets may offer less protection to investors than U.S. markets.

     Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Fund's investment adviser will be able to anticipate these potential events or counter their effects.

Futures and Options
-------------------


     Futures Transactions. The Fund may use futures contracts and options on such contracts.


     Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Index. A futures contract can be held until its delivery date, or can be closed out prior to its delivery date if a liquid secondary market is available.


     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.


     Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.


     Purchasing Put and Call Options Relating to Securities or Futures Contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed price (strike price). In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.


     The buyer of a typical put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put-buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call-buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.


     Writing Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to a FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If the price of the underlying instrument rises, a put-writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put-writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing a call option is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call-writer mitigates the effects of a price decline. At the same time, because a call-writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call-writer gives up some ability to participate in security price increases.

     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


     Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics than those of the securities in which it typically invests - for example, by hedging intermediate-term securities with a futures contract on an index of long-term bond prices, or by hedging stock holdings with a futures contract on a broad-based stock index such as the S&P 500 Index - which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short- term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the price of the underlying security the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in the trading of options, futures and securities, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments.


     Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively-low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if the price of an option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.


     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges upon which they are traded. OTC options for which no liquid secondary market exists will be subject to the Fund's policy regarding investing in illiquid and restricted securities. See "Illiquid and Restricted Securities" below.


     Options and Futures Contracts Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put option obtains the right to sell the underlying currency.

         The uses and risks of currency options and futures contracts are similar to options and futures contracts relating to securities or securities indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match exactly the amount of currency options and futures held by the Fund to the value of its investments over time.

     Asset Coverage for Futures and Options Positions. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option position is outstanding, unless they are replaced with other appropriate liquid assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


Illiquid and Restricted Securities
----------------------------------

     The Fund may invest up to 10% of the value of its net assets, measured at the time of investment, in illiquid securities. Both restricted securities (other than Rule 144A securities that are deemed to be liquid as discussed below), which may not be resold to the public without registration under the Securities Act, and securities that, due to their market or the nature of the security have no readily available market for their disposition, are considered to be not readily marketable or "illiquid". Limitations on resale and marketability may have the effect of preventing the Fund from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registration. In purchasing illiquid securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies.

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of these investments.

     Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities, which are restricted securities and which may or may not be readily marketable. Rule 144A securities generally are readily marketable because institutional markets for the Rule 144A securities exist. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could adversely affect the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at a reasonable price.

     Securities eligible for resale pursuant to Rule 144A will not be subject to the Fund's limitations on investing in securities that are not readily marketable, provided that the Fund's investment adviser determines that a liquid market exists for such securities under guidelines adopted and monitored by the Fund's board of directors. In making this determination, the investment adviser will consider the following factors, among others: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

Money Market Instruments
------------------------

     From time to time the Fund may purchase high quality, short-term debt securities, commonly known as money market instruments. These securities include U.S. government securities, obligations of U.S. commercial banks and commercial paper. U.S. government securities include direct obligations of the U.S. government, which consist of bills, notes and bonds issued by the U.S. Treasury, and obligations issued by agencies of the U.S. government which, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the U.S. Treasury or supported by the issuing agency's right to borrow from the U.S. Treasury.

     The obligations of U.S. commercial banks include certificates of deposit and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     Commercial paper consists of short-term (usually from 2 to 270 days) unsecured promissory notes issued by corporations to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest in varying amounts.

Repurchase Agreements
---------------------


     The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed by the Fund's investment adviser to be creditworthy under criteria established by the board of directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank or its agent. The underlying securities, which in the case of the Fund must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.


Reverse Repurchase Agreements
-----------------------------

     The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund's investment adviser. These transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

Short Sales
-----------

     A short sale is a sale of stock that one does not own. The short seller expects the market price of the security to fall, enabling him to purchase, at a lower price, shares to be delivered against the sale. A short sale against the box is a form of short sale in which the seller owns a sufficient number of shares to cover the sale, but borrows from a broker or other person the shares to be delivered against the sale. The seller may elect to replace the borrowed stock with shares purchased in the open market or with shares already owned.

     The Fund may enter into short sales against the box with respect to securities it owns, or with respect to stocks underlying its convertible bond holdings. For example, if the Fund's investment adviser anticipates a decline in the price of the stock underlying a convertible security it holds, the Fund may sell the stock short. If the stock price substantially declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

     When the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

The Fund's Rights as a Shareholder
----------------------------------

     The Fund does not intend to direct or administer the day-to-day operations of any company whose shares it holds. However, the Fund may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors and shareholders of a company when the Fund's investment adviser determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that the Fund may engage in, either individually or in conjunction with other shareholders, may include, among others: supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the Fund could be involved in lawsuits related to such activities. The Fund's investment adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. There is no guarantee, however, that litigation against the Fund will not be undertaken or liabilities incurred.

     The Fund has delegated proxy voting responsibilities to the investment adviser, subject to the Fund's board of directors' general oversight. In delegating proxy voting responsibilities, the Fund has directed that proxies be voted consistent with the Fund's best economic interests. The investment adviser has adopted its own proxy voting guidelines which address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the investment adviser and/or its affiliates. The investment adviser's proxy voting guidelines are provided in the Appendix of this SAI.

Warrants
--------

     Warrants are securities that give the Fund the right to purchase equity securities from an issuer at a specific price (the strike price) for a limited period of time. The strike price of a warrant is typically much lower than the current market price of the underlying securities, yet a warrant is subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

     Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Investment Restrictions
-----------------------


     Investment restrictions which are designated as matters of fundamental policy may only be changed with the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a company means the vote of, at an annual or a special meeting of the security holders of the company duly called, (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such company, whichever is the less. The Fund may not as a matter of fundamental policy:

     (1) Issue senior securities, except as permitted under the 1940 Act;

     (2) Effect short sales of securities or sell any security which it does not own unless by virtue of its ownership of other securities it has, at the time of sale, a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and, provided that if such right is conditional, the sale is made upon the same conditions; or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

     (3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowings were incurred;

     (4) Act as an underwriter of securities within the meaning of the U.S. federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of illiquid securities;

     (5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) Purchase or sell real estate, provided that the Fund may invest in securities of companies in the real estate industry and may purchase securities secured or otherwise supported by interests in real estate;

     (7) Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures;

     (8) Make loans, except that the Fund may lend portfolio securities in accordance with its investment policies and may enter into, purchase or invest in repurchase agreements, debt instruments or other securities, whether or not the purchase is made upon the original issuance of the securities;

     (9) Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law;

     (10) Invest for the purpose of exercising control or management;

     (11) Invest more than 20% of its total assets in foreign securities;

     (12) Purchase or retain the securities of any issuer if those trustees, officers or directors of the Trust or the Adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

     (13) Pledge, mortgage, hypothecate or otherwise encumber any of its assets;

     (14) Invest in interests in oil or other mineral exploration programs;

     (15) Invest in restricted securities (restricted as to disposition under Federal Securities Laws) or illiquid or other securities without readily available market quotations, including repurchase agreements maturing in more than seven days, if as a result of any such investment, more than 10% of the Fund's total assets would be invested in restricted, illiquid or other securities without readily available market quotations;

     (16) Concentrate its investments in any particular industry or industries, except that the Fund may invest not more than 25% of the value of its total assets in a single industry; or

     (17) Participate on a joint or joint and several basis in any trading account in any securities.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Fund's  investment  adviser,  EKN Asset  Management  Group,  Inc.  (the
"Adviser")  has  primary  responsibility  for  managing  the  Fund's  investment portfolio,  for the  selection  of brokers  and  dealers  to execute  securities transactions, and for negotiation of commission rates. The Fund's investment sub-adviser, CFM Advisors, Inc. (the "Sub Adviser") is responsible for day-to-day management of the Fund's investment portfolio and makes decisions as to which securities the Fund buys and sells. Purchases and sales of securities on a securities exchange will be effected through broker-dealers which charge a commission for their services. The Adviser may direct purchase and sale orders to any registered broker-dealer. In the over-the-counter market, transactions are effected on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer based on the spread between the bid and asked price for the security. The prices of securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.


     The Adviser's primary consideration in effecting securities transactions is to obtain the most favorable price and execution of orders on an overall basis. As described below, the Adviser may, in its discretion, effect agency transactions with broker-dealers that furnish research deemed by the investment adviser to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Adviser or the Sub Adviser with clients other than the Fund. Similarly, any research services received by the Adviser or the Sub Adviser through placement of portfolio transactions of other clients may be of value to the Adviser or the Sub Adviser in fulfilling its obligations to the Fund. No specific value can be determined for research services furnished without cost to the Adviser or the Sub Adviser by a broker-dealer. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's or the Sub Adviser's research and analysis. Therefore, it may tend to benefit the Fund by improving the Adviser's and the Sub Adviser's investment advice.


     The Adviser's policy is to pay a broker-dealer commissions for particular transactions that are higher than might be charged if a different broker-dealer had been chosen when, in the Adviser's opinion, this policy furthers the overall objective of obtaining the most favorable execution. The Adviser is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research services described above. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions.

     The portfolio managers manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the investment adviser.

     The allocation of orders among broker-dealers and the commission rates paid by the Fund are reviewed periodically by the Board of Trustees. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers is only applicable to transactions effected on an agency or riskless principal basis.


     The Board has adopted procedures pursuant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through affiliated brokers. Ehrenkrantz King Nussbaum Inc. ("EKN") is an affiliated broker of the Fund because certain officers and a Trustee of the Fund and certain officers and directors of the Adviser are also officers of EKN. In the fiscal years ended December 31, 2006, 2005, and 2004 the Fund paid EKN $1,709, $0, and $446, respectively, in brokerage commissions. These amounts represent 100% of the brokerage commissions paid by the Fund.


Other Accounts Managed
----------------------


     Mr. John Hunt is responsible for managing the Fund's portfolio. He also may be responsible for the day-to-day management of other accounts, as indicated by the following table. None of the accounts noted below has an advisory fee based on the performance of the account.


               Other Accounts Managed (As of to December 31, 2006)

Name of
Investment                                       Total # of
Committee                                        Accounts
Members            Type of Account               Managed       Total Assets

John Hunt        Registered Investment Co.:         0          None
                 Other Pooled Inv. Vehicles:        0          None
                 Other Accounts                     0          $74 Million


Potential Conflicts of Interest
-------------------------------


     The Adviser and Sub Adviser do not believe any material conflicts of interest exist as a result of Mr. Hunt managing the Fund and managing the other accounts noted above. The investment strategies of the Fund and the other accounts managed by Mr. Hunt do not materially conflict in any way.


     There will be times when the Adviser or the Sub Adviser may recommend purchases and/or sales of the same portfolio securities for the Fund and their other clients. In such circumstances, it will be the policy of the Adviser and the Sub Adviser to allocate purchases and sales among the Fund and its other clients in a manner which the Adviser and the Sub Adviser deem equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.


Compensation
------------


     Mr. Hunt does not receive a salary or other compensation except to the extent that the Sub Adviser shares in the advisory fee paid by the Adviser to the Sub Adviser. Mr. Hunt is an officer[ and shareholder] of the Sub Adviser.


Disclosure of Securities Ownership
----------------------------------


     The following table indicates the dollar range of securities of the Fund beneficially owned by Mr. Hunt as of December 31, 2006, the Fund's most recent fiscal year end.


                                                 Fund Shares
Name of Portfolio Manager                     Beneficially Owned
-------------------------                     ------------------

John Hunt                                             $0


                       PURCHASING AND SELLING FUND SHARES


Calculation of Net Asset Value
------------------------------


     The Fund's net asset value per share is determined as of the close of regular trading hours on the New York Stock Exchange (the NYSE), which is normally 4:00 p.m. (Eastern time), on each weekday except days when the NYSE is closed.

     Portfolio securities traded on a national exchange on the valuation date are valued at the last quoted sale price. Exchange traded securities for which there have been no reported sales on the valuation date and securities traded primarily in the over-the-counter market are valued at the last quoted bid prices. Securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Securities or other assets for which market quotations are not readily available or may be unreliable are valued at their fair value as determined in good faith under procedures established and monitored by the Fund's Board of Trustees. These procedures may include the use of an independent pricing service which calculates prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Selling Shares
--------------

     The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

     Under normal circumstances, the Fund will redeem shares as described in the prospectus. However, if the Fund's Board of Trustees determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of portfolio securities in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Calculation of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

     The Fund may cause the redemption of a share account with a balance of less than $500, provided that (1) the value of the account has been reduced for reasons other than market action below the minimum initial investment in such shares at the time the account was established, (2) the account has remained below the minimum level for 60 days, and (3) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the net asset value on the date fixed for redemption by the Fund. Prompt payment will be made by mail to the last known address of the shareholder.

Lost Accounts
-------------

     The Fund's transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Fund's transfer agent will be reinvested and the checks will be canceled.


General Information
-------------------

     The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund reserves the right to vary the minimums for initial and subsequent investments in the Fund's shares at any time. In addition, the Fund may waive the minimum investment requirement for any investor. The factors to be considered in the waiver or variation of such minimum investments include, but are not limited to, the relationship of the investor to the Fund, the amount of the proposed investment, and the type of investor.

                                    TAXATION

     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the prospectus is not intended as a substitute for careful tax planning.

     The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the Code), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes, or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     The Fund expects to qualify as a regulated investment company (RIC) under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and income from certain publicly traded partnerships (the Income Requirement). In addition, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more publicly traded partnerhsips that satisfy certain requirements (the Asset Diversification
Test). Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

     So long as the Fund otherwise qualifies under Subchapter M of the Code for a tax year, the Fund is not subject to federal income tax on its taxable net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short- term capital gains over net long-term capital loss) for the year (the Distribution Requirement) and complies with the other requirements of the Code described above.

     If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such dividend distributions generally will be eligible for the 70% dividends received deduction for "qualifying dividends," subject to certain limitations. The board of directors reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

     The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. However, the Fund may in certain circumstances liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

     The Fund's transactions in futures contracts, options, and certain other investment activities (including investments in passive foreign investment companies ("PFICs")), may be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's net income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund and its shareholders.

     Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to shareholders as an ordinary dividend, and any losses will reduce the Fund's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce the Fund's ordinary income distributions, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

     The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities, which may reduce the return on such investments. It is not expected that the Fund will be able to pass-through to shareholders their pro rata share of foreign taxes paid by the Fund.

     Any distributions by the Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income or qualified dividend income.

     All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals, trusts, and estates of 15% (5% for individuals, trusts, and estates in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

     In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains (at a maximum rate of 15%) regardless of how long the shareholder has held the Fund's shares. Capital gains distributions are not eligible for the dividends received deduction. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. Distributions of earnings and profits of the Fund other than distributions of net long-term capital gains are taxable to shareholders as ordinary income.

     Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

     Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income, or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

     If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

     Redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of time the shares have been held.

     If capital gain distributions have been made with respect to shares of the Fund that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale, redemption or exchange of shares of the Fund by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise generally will be treated as a short-term capital gain or loss.

     All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares.

     The Fund will be required in certain cases to withhold, at the applicable tax withholding rate, and remit to the U.S. Treasury, the amount of tax withheld on distributions payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all, (ii) is subject to backup withholding by the Internal Revenue Service (IRS) for failure to properly report payments of interest or dividends, (iii) has failed to provide the Fund with the certifications required to be made to the IRS to document that such shareholder is not subject to backup withholding or (iv) has failed to certify that he or she is a U.S. citizen or a U.S. resident Alien.

     Rules of state and local taxation of dividend and capital gains distributions from RICs and the ownership of shares of a RIC, often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.

                                 FUND MANAGEMENT


Trustees
--------


     Board Responsibilities. The Fund's Board of Trustees consists of five Trustees. The Fund's business is managed under the direction of its Board. The Board meets on a regularly scheduled basis during the Fund's fiscal year to review significant developments affecting the Fund and to act on matters requiring Board approval. The Board also holds special meetings when an important matter requires board action between scheduled meetings.

     The Fund's Declaration of Trust requires the Fund to indemnify its directors and officers to the full extent permitted by Massachusetts law. Nothing in the Trust document or bylaws of the Fund protects any Trustee (or officer) against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     Board members. The Trustees of the Fund, their ages, and their principal occupations during the last five years and the aggregate dollar range of shares owned in the Fund are set forth below. Unless otherwise noted, the address of each director is 135 Crossways Park Drive, Woodbury, NY 11797.


                       Position(s)            Principal
Name and Age at        Held with Trust        Occupation During
December 31, 2006      and Year Elected       Past 5 Years
-----------------      ----------------       -----------------

Interested Trustees

Thomas Giugliano*      President, Secretary   Co-Branch Manager of Weatherly
40                     & Treasurer            Securities, a stockbrokerage firm,
                       (2005)                 from 1999 to 2002. President of
                                              EKN Financial Services, Inc. (and
                                              its predecessor), a stockbrokerage
                                              firm ("EKN"), from 2002 to
                                              present.  President, Treasurer,
                                              and Secretary of the Adviser from
                                              2004 to present. No other
                                              directorships held.

Independent Trustees

Kevin T. Oliver**      Trustee               Attorney in private practice since
47                     (2005)                1988. No other directorships held.

Thomas Spina**         Trustee               Nursing representative with NYSNA,
46                     (2005)                a nurses union, since 1997. No
                                             other directorships held.

Chris Lyons            Trustee               Project Manager with Lyon's
40                     (2005)                Development, Ltd., a construction
                                             development company, since 1997. No
                                             other directorships held.

Angel Martinez**       Trustee               Branch Manager, Sunset Mortgage
37                     (2005)                Co., L.P., a loan origination
                                             company, since January of 2004. No
                                             other directorships held.
----------------
* Mr. Giugliano is considered to be an "interested person" of the Fund by virtue of his affiliation with EKN Asset Management Group, Inc., the Fund's investment adviser.

**   Member of the Audit Committee.


     Board Standing Committees. The Board has one standing committee, the Audit Committee. The function of the Audit Committee is to assist the Board of Trustees in its oversight of the Fund's financial reporting process. The Audit Committee was established by the Board of Trustees on December 15, 2006 and did not meet during the Fund's most recently completed fiscal year. Prior to December 15, 2006, the Fund did not have an Audit Committee, primarily because of the relatively small size of the Fund and the Board and the lack of complex accounting and other issues.


     Fund Shares Owned by Board Members and Officers. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Fund, as a group, own 0% of the outstanding shares of the Fund.


                                                              DOLLAR RANGE
NAME                                                         OF FUND SHARES*
----                                                         ---------------
Thomas Giugliano                                                  None
Kevin Oliver                                                      None
Thomas Spina                                                      None
Chris Lyons                                                       None
Angel Martinez                                                    None
----------------
*    Valuation date is December 31, 2006.


     Board Compensation. The Fund paid the following fees to the Trustees during its most recently completed fiscal year.


                                                                    Aggregate
                                                                   Compensation
Name of Trustee (Position)*                                         From Fund
--------------------------                                          ---------
Thomas Giugliano (Trustee, President,                                  None
  Treasurer, and Secretary)
Kevin Oliver (Trustee)                                                 None
Thomas Spina (Trustee)                                                 None
Chris Lyons (Trustee)                                                  None
Angel Martinez (Trustee)                                               None
----------------
* The Trustees of the Fund, including those Trustees who are "interested persons" of the Fund within the meaning of the 1940 Act, do not receive compensation directly from the Fund for serving in the capacities described above. However, Mr. Giugliano, who is affiliated with the Adviser, may receive remuneration indirectly from the Fund for services provided in his respective capacities with the Adviser.


Officers

     The officers of the Fund, their ages, their length of term of office, and their principal occupations during the past five years are set forth below.

     Unless otherwise noted, the business address of each Officer is EKN Asset Management Group, Inc., 135 Crossways Park Drive, Woodbury, NY 11797. None of the Officers receive compensation from the Fund for their services.



                          Position(s) Held        Principal Occupation
Name                Age   With Registrant         during Past Five Years
----                ---   ---------------         ----------------------
Thomas Giugliano    40    President, Secretary &  Co-Branch Manager of Weatherly Securities, a stockbrokerage
                          Treasurer               firm, from 1999 to 2002. President of EKN, from 2002 to present.
                                                  President, Treasurer, and Secretary of the Adviser from 2004 to present.

Jacqueline Senn     42    CCO                     Controller of EKN since June 2005.  Prior thereto, Controller of
                                                  Alexander Holdings LLC, a home improvement company, since prior to
                                                  2002.


Code of Ethics


     The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers and certain employees (access persons). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from investing in initial public offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public. They may be obtained, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549 or by sending a request to the following e-mail address: publicinfo@sec.gov.


Investment Adviser

     The Board of Trustees of the Fund has approved an investment management agreement (the "Advisory Agreement") between the Fund and the Adviser. Under the Advisory Agreement, the Adviser manages the Fund's investments subject to the supervision and direction of the Fund's Board of Trustees. The Adviser is responsible for providing a continuous investment program for the Fund, including the provision of investment research and management with respect to all securities and investments and cash equivalents purchased, sold, or held by the Fund, and the selection of broker-dealers through which securities transactions for the Fund will be executed. In carrying out its responsibilities, the Adviser is required to act in conformance with the Fund's Declaration of Trust, the 1940 Act, and the Investment Advisers Act of 1940, as amended.

     The Advisory Agreement will remain in effect for two years from the date of its initial execution and from year to year thereafter, so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by either the Fund or the Adviser on 60 days' written notice. It will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     Under the terms of the Advisory Agreement, the Adviser manages the day to day operation of the Fund pursuant to direction by the Fund's Board of Trustees. The Adviser is responsible for investment decisions and supplies investment research and portfolio management.

     Under the terms of the Advisory Agreement, the Trust pays all of its ordinary expenses of operation, such expenses of operation including, but not being limited to, the following: (i) the expenses of maintaining its own books of account; (ii) the expenses of maintaining one or more of its custodians, transfer agents, agents for administration of shareholder accounts and dividend disbursing agents; (iii) the expenses of computing the daily net asset value of shares of the Trust; (iv) the fees and expenses of its Trustees, excluding those Trustees who also may be Directors of the Adviser, and the fees and expenses of the members of any Committee of the Trust excluding any members who also may be Directors or officers or employees (or all of these) of the Adviser, and who perform services therefore and are compensated thereby; (v) the expenses of meetings of its shareholders; (vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including, but not limited to, the cost of printing and mailing prospectuses to shareholders; (vii) taxes of any kind assessed against the Trust; (viii) interest and commissions; (ix) Securities and Exchange Commission fees; (x) State registration fees; (xi) the expenses of Trust existence; (xii) all or part of the salaries of the Trust officers and other employees who also may be directors or officers or employees (or all of these) of the Adviser;
(xiii) the fees of its auditors: (xiv) the fees of its legal counsel; (xv) travel, entertainment, publications, telephone, and communications expense;
(xvi) office space rent, and (xvii) all other ordinary expenses of operation. The Trust also pays all extraordinary expenses of whatever kind or nature, unless such expenses have been specifically assumed by the Adviser.

     Mr. Thomas Giugliano is a principal stockholder of the Adviser and serves as an officer and director of the Adviser.

     The Adviser receives an investment advisory fee equal to 1.00% of Fund assets in connection with the performance of services under the investment management agreement with the Fund.

The following table sets forth the advisory fees paid by the Fund over the last three years:


               January 1, 2004-                              January 1, 2005-                              January 1, 2006-
              December 31, 2004                             December 31, 2005                             December 31, 2006
              -----------------                             -----------------                             -----------------
     Advisory Fees              Waivers             Advisory Fees            Waivers            Advisory Fees              Waivers
     -------------              -------             -------------            -------            -------------              -------

        $13,074                  $4,751                $11,139                $4,346               $11,668                  $6,797

----------------
* The Adviser has entered into an expense limitation agreement with the Fund in order to limit the "Total Annual Fund Operating Expenses" of the Fund to 7.00% of the Fund's average daily net assets for the Fund's current fiscal year. The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the "Total Annual Fund Operating Expenses" of the Fund to exceed 7.00% and the repayment is made within three years after the year in which the Adviser incurred the expense.

Investment Sub Adviser

     CFM Advisors, Inc. (the "Sub Adviser") is the Fund's investment sub-adviser. Under the terms of the sub-advisory agreement between the Adviser and the Sub Adviser (the "Sub Advisory Agreement"), the Sub Adviser is responsible for the day-to-day portfolio management of the Trust. Specifically, the Sub Adviser provides to the Adviser investment research and advice and makes recommendations regarding the management of the Trust's portfolio securities and the purchase, sale, reinvestment, exchange, conversion, and trading of the Trust's portfolio securities. The Sub Adviser's activities are subject to the review and approval of the Adviser, which, in turn, is subject to the direction of the Trust's Board of Trustees.

     The Sub Advisory Agreement was approved by shareholders at a meeting held on April 20, 2007 and provides for an annual sub-advisory fee equal to 0.50% of the Fund's average daily net assets, or one-half of the Adviser's fee. Except for the pass-through expenses for which the Trust is obligated to bear or reimburse the Adviser under the Advisory Agreement, all expenses incurred by the Sub Adviser under the Sub Advisory Agreement are borne by the Sub Adviser.

                      PORTFOLIO HOLDINGS DISCLOSURE POLICY

     The Board of Trustees of the Trust has adopted the following policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and the disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

     o Information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in the connection with their rating or ranking of the Fund, but only if such disclosure had been approved by the Chief Compliance Officer. Currently, the Fund makes no such disclosures and has no ongoing relationships with any such organizations.

     o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o Neither the Adviser nor the Fund (or any affiliated person, employee, officer, trustee or director of an investment adviser or the Fund) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

                             ADDITIONAL INFORMATION

Proxy Voting Policies

     The Fund and its Adviser have adopted policies for voting proxies of the securities in the portfolio of the Fund. They will vote the proxies in what it considers to be the best interests of the shareholders, and in accordance with the Proxy Voting Policies which are set forth in Appendix A to this SAI. The Fund will file Form N-PX with the SEC by August 31, 2006. Form N-PX will contain information on the proxies voted by the Trust from July 1, 2005 to June 30, 2006. A copy of Form N-PX will be available after August 31, 2006 on the SEC website www.sec.gov.

Service Provider


     Ameritor Financial Corporation ("AFC"), 4400 MacArthur Blvd., Suite 301, Washington, D.C. 20007 provides transfer agency and accounting services to the Fund.


     Pursuant to an agreement between AFC and the Fund, AFC has agreed to provide certain fund accounting and administrative services to the Fund, including among other services, accounting relating to the Fund and its investment transactions; computing daily net asset values; preparing financial information for federal and state tax returns, and semi-annual and annual shareholder reports; preparing daily trial balances and schedules of investments; preparing and maintaining the Fund's books of account, records of securities transactions, and accounting records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and performing such other duties related to Fund accounting and transfer agency services as may be agreed upon in writing by the parties to the respective agreements.


     Compensation for the services and facilities provided by AFC under its administration agreement with the Fund includes payment of AFC's out-of-pocket expenses. AFC's reimbursable out-of-pocket expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, independent pricing service charges, and record retention/storage.


     For the fiscal years ended December 31, 2005 and 2006, the Fund paid fees of $42,268 and $22,000, respectively, to AFC. For the fiscal year ended December 31, 2004, the Fund paid $28,979 to Gemini Fund Services, the Fund's former administrator.


Distributor

     The Fund distributes its own shares.


Description of Capital Stock

     The Fund's declaration of trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number or series (called Funds). The Ehrenkrantz Growth fund is currently the only series, although the Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. Shares issued by a Fund have no preemptive, conversion or sinking fund rights. Shareholders of a Fund have equal and exclusive rights as to dividends and distributions as declared by that Fund and to the net assets of the fund upon liquidation or dissolution.

     Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights with respect to the election of Trustees and the ratification of the selection of independent accountants. Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time as less than a majority of the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than two- thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at the meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Trust's outstanding shares.

     Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

     As of December 31, 2006, to the Fund management's knowledge, the officers and Trustees of the Fund, as a group, owned less than 1% of the total outstanding shares of the Fund. As of December 31, 2006, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Fund believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers:


Officers and Trustees as a group                                              0%
Barbara Kamm                                                               7.88%
Howard Eisenstodt                                                         48.39%


Transfer Agent
--------------


     Ameritor   Financial   Corporpation,   4400  MacArthur  Blvd.,  Suite  301,
Washington, D.C. 20007 serves as the transfer agent for the Fund.


Custodian
---------


     PNC Bank, 620 Liberty Avenue, 2 PNC Plaza, 7th Floor, Pittsburgh, PA 15222, serves as the custodian to the Fund.


Legal Counsel
-------------


     Seward & Kissel LLP, 1200 G Street, NW, Washington, D.C. 20005, serves as legal counsel to the Fund.


Experts
-------


     The financial statements of the Fund incorporated by reference into this SAI, have been audited by Liebman Goldberg & Drogin, LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said report.

                                   APPENDIX A

                             PROXY VOTING GUIDELINES

                        EKN ASSET MANAGEMENT GROUP, INC.

                             DATED JANUARY 15, 2003

                             PROXY VOTING GUIDELINES

     EKN Asset Management Group, Inc. ("EKNAMG") has adopted the following guidelines (the "Guidelines") pursuant to which EKNAMG, in the absence of special circumstances, generally shall vote proxies.

I.   DUTY TO VOTE PROXIES

     Proxies are an asset of a client account, which should be treated by EKNAMG with the same care, diligence, and loyalty as any asset belonging to a client. Accordingly, the following guidelines should be observed with respect to proxies.

     A. With respect to every client, it should be clearly specified whether the client has retained the power to vote proxies (either by itself or, if a plan subject to ERISA, by a named fiduciary of the plan) or whether this power has been delegated to EKNAMG. EKNAMG shall prepare a list of all client accounts and shall indicate, for each account, whether the client has retained the power to vote proxies or whether this power has been delegated to EKNAMG. This list should be updated as required so that it is kept current.

     B. In every case in which the client has delegated the power to vote proxies to EKNAMG, every reasonable effort should be made to vote proxies. The Guidelines set forth below provide guidance on how proxies should be voted. However, with respect to proxies for foreign securities, EKNAMG may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

     C. To document that proxies are being voted, EKNAMG should keep a record reflecting (i) when each proxy is first received, (ii) when each proxy is voted, and (iii) how that proxy is voted. In each instance in which a proxy is not voted for any reason (such as the late receipt of the proxy, incorrect instructions as to how to vote the proxy, or for some other reason), a written explanation should be prepared stating the reasons why the proxy was not voted. This statement should be reviewed and approved by the compliance officer, who should also determine whether changes should be made in the procedures for receiving, reviewing, and voting proxies so that the problems that led to failing to vote a proxy in the past will not recur.

II.  GUIDELINES FOR VOTING PROXIES

     If a client has delegated the power to vote proxies to EKNAMG, EKNAMG will generally votes proxies in furtherance of the long-term economic value of the underlying securities, and will generally follow the guidelines provided below. Each proxy proposal is considered on its own merits, and an independent determination is made of the advisability of supporting or opposing management's position. EKNAMG believes that the recommendations of management should be given substantial weight, but EKNAMG will not support management proposals that may be detrimental to the underlying value of client positions.

     EKNAMG usually opposes proposals which dilute the economic interest of shareholders, and EKNAMG also opposes those that reduce shareholders' voting rights or otherwise limit their authority. With respect to take over offers, EKNAMG calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, EKNAMG will generally vote for the merger, acquisition or leveraged buyout.

     The following guidelines deal with a number of specifications, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of EKNAMG' general approach to a wide range of issues. They are not hard and fast rules, as, on occasion, we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

     A.   Directors and Auditors

     EKNAMG generally supports the management slate of directors, although EKNAMG may withhold its votes if the board has adopted excessive anti-takeover measures.

     EKNAMG favors inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, EKNAMG will support management's selection of auditors.

     B.   Corporate Governance

     In the area of corporate governance, EKNAMG will generally support proxy measures which tend to increase shareholder rights.

          1. Confidential Voting. EKNAMG generally supports proposals to adopt confidential voting and independent vote tabulation practices, which may lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of Proxy proposals.

          2. Greenmail. Unless they are part of anti-takeover provisions, EKNAMG usually supports anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price.

          3. Indemnification of Directors. EKNAMG usually votes in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because such measures are important in attracting competent directors and officers.

          4.   Cumulative  Voting  Rights.  EKNAMG usually  supports  cumulative
               voting  as  an   effective   method  of   guaranteeing   minority
               representation on a board.

          5. Opt Out of Delaware. EKNAMG usually supports by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition.

          6. Increases in Common Stock. EKNAMG will generally support an increase in commons stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense.

     EKNAMG generally votes against the following anti-takeover proposals, as such proposals tend to diminish shareholder rights.

          1. Fair Price Amendments. EKNAMG generally opposes fair price amendments because they may deter takeover bids, but EKNAMG will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.

          2. Classified Boards. EKNAMG generally opposes classified boards because they limit shareholder control.

          3. Blank Check Preferred Stock. EKNAMG generally opposes the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval.

          4.   Supermajority Provisions.  EKNAMG generally opposes supermajority
               voting   requirements   because  they  often   detract  from  the
               majority's rights to enforce its will.

          5. Golden Parachutes. EKNAMG generally opposes golden parachutes, as they tend to be excessive and self-serving, and EKNAMG favors proposals which require shareholder approval of golden parachutes and similar arrangements.

          6. Poison Pills. Because poison pill defenses tend to depress the value of shares, EKNAMG will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provisions for existing poison pills, and (3) shareholder vote on redemption of poison pills.

          7. Reincorporation. EKNAMG opposes reincorporation in another state in order to take advantage of a stronger anti-takeover statute.

          8. Shareholder Rights. EKNAMG opposes proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority.

     EKNAMG generally votes on other corporate governance issues as follows:

          1. Other Business. Absent any compelling grounds, EKNAMG usually authorizes management to vote in its discretion.

          2. Differential Voting Rights. EKNAMG usually votes against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares.

          3. Directors-Share Ownership. EKNAMG will usually vote against proposals requiring directors to own a specific number of shares.

          4. Independent Directors. EKNAMG generally supports proposals which would require that a board consist of a majority of independent directors.

          5. Preemptive Rights. EKNAMG generally votes against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital.

          6. Employee Stock Ownership Plans (ESOPs). EKNAMG evaluates ESOPs on a case-by-case basis. EKNAMG usually votes for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, EKNAMG examines the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. EKNAMG may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. EKNAMG may vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device.

     C.   Compensation and Stock Options Plans

     EKNAMG reviews compensation plan proposals on a case-by-case basis. EKNAMG believes that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so EKNAMG generally tends to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, EKNAMG may vote in opposition.

     EKNAMG shall vote with management with respect to compensation plans which utilize stock options or stock incentives. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, EKNAMG may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements.

     D.   Social Issues

     Consistent with its fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares, EKNAMG will vote on social issues with a view toward promoting good corporate citizenship, but also with the realization that EKNAMG cannot require a company to go beyond applicable legal requirements or put itself in a noncompetitive position.

     EKNAMG will generally support management's recommendations on social issue proposals. However, EKNAMG may vote in favor of such a proposal if EKNAMG determines that the proposal would have a positive impact on the share value.

     Examples of proposals in this category include:

     1.   Anti-Abortion.
     2.   Affirmative Action.
     3.   Animal Rights.
          a.   Animal Testing.
          b.   Animal Experimentation.
          c.   Factory Farming.
     4.   Chemical Releases.
     5.   El Salvador.
     6.   Environmental Issues.
          a.   Valdez Principles.
          b.   Environmental Protection.
     7.   Equal Opportunity.
     8.   Discrimination.
     9.   Government Service.
     10.  Infant Formula.
     11.  Israel.
     12.  Military Contracts.
     13.  Northern Ireland.
          a.   MacBride Principles.
     14.  Nuclear Power.
          a.   Nuclear Waste.
          b.   Nuclear Energy Business.
     15.  Planned Parenthood Funding.
     16.  Political Contributions.
     17.  South Africa.
          a.   Sullivan Principles.
     18.  Space Weapons.
     19.  Tobacco-Related Products.
     20.  World Debt.


SK 25780 0001 763230 v2

PART C:  OTHER INFORMATION

Item 23.  Exhibits

          (a)  Agreement  and   Declaration   of  Trust  of  the  Registrant  is
          incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 16.

          (b) By-Laws of the Registrant are incorporated by reference to Exhibit
          (b) to Post-Effective Amendment No. 16.

          (c) Not applicable.

          (d) (1) Investment Advisory Agreement between the Registrant and EKN Asset Management Group, Inc. is incorporated by reference to Exhibit
          (d) to Post-Effective Amendment No. 23.


               (2)  Sub-Advisory   Agreement  between  the  Registrant  and  CFM
          Advisors, Inc. is filed herewith as Exhibit (d)(2).

          (e) Not applicable.

          (f) Not applicable.

          (g) Custodian Agreement between the Registrant and Riggs National Bank is incorporated herein by reference to Exhibit (g) to Post-Effective Amendment No. 16.

          (h) (1) Fund Accounting Service Agreement between Registrant and Ameritor Financial Corp. is incorporated by reference to Exhibit
          (h)(1) to Post-Effective Amendment No. 23.

               (2) Transfer Agency and Service Agreement between Registrant and Ameritor Financial Corp. is incorporated by reference to Exhibit
          (h)(2) to Post-Effective Amendment No. 23.

          (i) Opinion and Consent of Seward & Kissel LLP is filed herewith.


          (j) Consent of Independent Accountant Liebman Goldberg & Drogin is filed herewith.

          (k) Not Applicable.

          (l) Not applicable.

          (m) Not applicable.

          (n) Not applicable.

          (o) Reserved.


          (p) (1) Code of Ethics for the Principal Executive and Senior Financial Officers of The Ehrenkrantz Trust is incorporated herein by reference to Exhibit (p)(1) to Post- Effective Amendment No. 18.

          (2) Code of Ethics for The Ehrenkrantz Trust and EKN Asset Management Group, Inc. is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 18.

Item 24.  Persons Controlled by or Under Common Control with the Fund.

          The Ehrenkrantz Trust and EKN Asset Management Group, Inc, a New York corporation, may be deemed to be under the common control of EKN Financial Services, Inc., a New York corporation and registered broker dealer. Thomas Giugliano and Anthony Ottimo may be deemed control persons of EKN Financial Services, Inc. based upon their positions as officers, directors and/or shareholders of that entity or a controlling entity.

Item 25.  Indemnification.

Please see Article VI of By-Laws (Exhibit b). Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

"Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of Article VI.


Item 26.  Business and Other Connections of Investment Adviser.


Please see Parts A and B of this Registration Statement for discussion of Investment Adviser.

Item 27.  Principal Underwriters.

          None

Item 28.  Locations of Accounts and Records.


The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be kept by the Registrant at its offices, 135 Crossways Park Dr., Suite 101,
Woodbury, NY 11797. PNC Bank, 620 Liberty Avenue, 2 PNC Plaza, 7th Floor, Pittsburgh, PA 15222, acting as custodian, will maintain records relating to such activities. Ameritor Financial Corp. 4400 MacArthur Blvd., Suite 301, Washington, D.C. 20007, acting as Transfer Agent and Agent for Administration of shareholder accounts, will maintain records relating to such activities.

Item 29.  Management Services.

          Not applicable

Item 30.  Undertakings.

          None.

THE EHRENKRANTZ TRUST
(Registrant)


By:    /s/ Thomas Giugliano
       ----------------------
       Thomas Giugliano


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund (certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Woodbury, and State of New York on the day of April 30, 2007


                                         EHRENKRANTZ GROWTH FUND

                                         By:    /s/ Thomas Giugliano
                                                --------------------------------
                                                Thomas Giugliano,
                                                President, Secretary & Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                          TITLE                          DATE
---------                          -----                          ----

/s/ Thomas Giugliano               President and Trustee          April 30, 2007
--------------------
Thomas Giugliano

/s/ Kevin Oliver                   Trustee                        April 30, 2007
----------------
Kevin Oliver

/s/ Thomas Spina                   Trustee                        April 30, 2007
----------------
Thomas Spina

/s/ Chris Lyons                    Trustee                        April 30, 2007
---------------
Chris Lyons

/s/ Angel Martinez                 Trustee                        April 30, 2007
------------------
Angel Martinez




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